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                                                                    EXHIBIT 10h5



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10h4 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                     Name
                                     ----

                                 Mark Hausberg
                                 Mark A. Roche